Boston Common ESG Impact U.S. Value Fund TICKER: BCVIX (not available for purchase) Supplement dated October 4, 2024 to the Summary Prospectus dated January 31, 2024
200 State Street, 7th Floor	Boston, MA 02109

Effective August 31, 2024, Kim Ryan will serve as a portfolio manager of the Fund. Corné Biemans is removed as portfolio manager. Geeta B. Aiyer, CFA and Praveen Abichandani, CFA will continue to serve as portfolio managers of the Fund.
The section titled “Summary Section - Boston Common ESG Impact U.S. Value Fund - Portfolio Managers on page 34 of the prospectus is deleted and replaced with the following:

Name	Title	Managed the Fund Since
Geeta B. Aiyer, CFA	Portfolio Manager	Inception
Praveen Abichandani, CFA	Portfolio Manager	Inception
Kim Ryan	Portfolio Manager	Inception

Please retain this Supplement with your Summary Prospectus.